Exhibit 10.1

ILS International Launch Services, Inc. Proprietary Information

CONTRACT FOR LAUNCH SERVICES

Between

ILS International Launch Services, Inc.

and

Mobile Satellite Ventures LP

Effective Date: 11 May 2007

ILS International Launch Services, Inc. Proprietary Information

CONTRACT FOR LAUNCH SERVICES

This Contract is made and entered into as of 11 May 2007 (“Effective Date” or “EDC”) by and between ILS International Launch Services, Inc. a Delaware corporation, having its principal place of business at 1660 International Drive, Suite 800, McLean, Virginia 22102, USA (“Contractor”) and Mobile Satellite Ventures LP, having its principal place of business at 10802 Parkridge Boulevard, Reston, Virginia 20191, USA (“MSV”).

ARTICLE 1

DEFINITIONS

Capitalized terms used and not otherwise defined herein shall have the following meanings:

Business Day means any day that business is transacted in New York, New York, USA, and shall exclude all Saturdays, Sundays and Legal Bank Holidays.

Constructive Total Failure means a Constructive Total Loss due to performance of the Launch Vehicle.

Constructive Total Loss shall have the meaning assigned to the term “Constructive Total Loss” in MSV’s Launch and In-Orbit Insurance policy in place at the time of Launch. MSV shall provide a copy of such definition to Contractor promptly after the issuance of such Launch and In-Orbit Insurance policy

Contract means this instrument and all exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof, including:

Exhibit 1 –	Proton Launch Services Statement of Work for the MSV Program, dated 24 April 2007, Document No. ILSB- 0612-1364

Exhibit 2 –	Proton Interface Control Document for the MSV Program valid and incorporated into the Contract once signed by the Parties (title subject to revision)

Insured Launch Activities means the activities carried out by either Party or the Related Third Parties of either Party in accordance with the terms of this Contract at the launch site and the Satellite processing facility, including transportation of the Satellite from the Satellite processing facility to the launch site and, if required, transportation of the Satellite from the launch site to the Satellite processing facility.

Intentional Ignition means the Ignition as part of a planned launch sequence, of the first-stage engine(s) of the Launch Vehicle that has been integrated with the Satellite. Ignition can be followed by either (i) physical separation from the Launch pad and the ground support equipment; or (ii) total loss or destruction of the Satellite and/or the Launch Vehicle; or (iii) Terminated Ignition.

Interface Control Document means that document referred to in the Statement of Work attached or to be attached as an Exhibit to this Contract upon approval by both Parties.

Initial Payment means the first payment made pertaining to a Launch Service as set forth in Section 5.1 of this Contract.

Launch means that point in time following Intentional Ignition when there is (i) physical separation of the Launch Vehicle from the Launch pad and the ground support equipment; or (ii) total loss or destruction of the Satellite and/or the Launch Vehicle. A Launch is deemed not to have occurred in the event of a Terminated Ignition.

PORTIONS OF THIS EXHIBIT MARKED BY AN (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ILS International Launch Services, Inc. Proprietary Information

Launch and In-Orbit Insurance means insurance covering the risks of Launch and the risks of in-orbit failures with respect to partial loss, constructive total loss and total loss of the Satellite.

Launch Date means the calendar date on which the Launch is scheduled to occur, as established in accordance with Article 6 entitled “Launch Schedule” and as such Launch Date may be adjusted in accordance with Article 7 entitled “Launch Schedule Adjustments.”

Launch Opportunity means an adequate time period during which Contractor, in its reasonable judgment, may provide a Launch Service to MSV, taking into account all relevant conditions, including but not limited to, commitments to other customers, maintenance of appropriate clearance times between flights, hardware and range availability and requirements of the Government of the Russian Federation and/or the Government of the Republic of Kazakhstan, as applicable, for range support.

Launch Period means a period of (***) during which the Launch is scheduled to occur, as specified in Paragraph 6.1 and as such Launch Period may be adjusted in accordance with Article 7 entitled “Launch Schedule Adjustments.”

Launch Service means those services to be provided by Contractor to MSV for a single Launch as set forth in Exhibit 1.

Launch Service Price means the price for any Launch Service as set forth in Paragraph 4.1 entitled “Launch Service Price.”

Launch Slot means a period of thirty (30) days during which the Launch is scheduled to occur, as specified in Paragraph 6.3 and as such Launch Slot may be adjusted in accordance with Article 7 entitled “Launch Schedule Adjustments.”

Launch Vehicle means the Proton launch vehicle system consisting of a Proton launch vehicle, a Breeze M upper stage, the payload fairing and the payload adapter with separation system collectively identified as the Proton.

Legal Bank Holiday means a day that banks are scheduled in advance to be closed in New York, New York, USA.

Option for Second Launch Service means the option for MSV, in its sole discretion, to elect a second Launch Service under this Agreement as set forth in Paragraph 2.2, on the terms and conditions for Launch Service set out herein.

Partial Failure means a Partial Loss due to performance of the Launch Vehicle.

Partial Loss shall have the meaning assigned to the term “Partial Loss” in MSV’s Launch and In-Orbit Insurance policy in place at the time of Launch. MSV shall provide a copy of such definition to Contractor promptly after the issuance of such Launch and In-Orbit Insurance policy.

Party or Parties means Contractor, MSV or both.

Proton Launch Service means those services to be provided by Contractor to MSV for a single Launch, utilizing a Proton Launch Vehicle, as set forth in Exhibit 1. Such Launch Service would include a second Launch if the Option for Second Launch Service is exercised.

Related Third Parties means (i) the Parties’ directors, officers, agents, employees and customers; (ii) the Parties’ contractors, subcontractors and suppliers at any tier involved directly or indirectly in the performance of this Contract, and their directors, officers, agents and employees; (iii) entities involved with payload processing or other activities in the payload processing facilities, including the contractor providing the payload processing facilities, other customers of the payload processing facilities contractor, and all

ILS International Launch Services, Inc. Proprietary Information

employees and contractors of those contractors and customers; and (iv) parties having any right, title or interest, whether through sale, lease or service arrangement or otherwise, directly or indirectly, in a Satellite or any transponder, the Launch Vehicle or a Launch Service.

Replacement Launch Service means those services Contractor will provide in accordance with Paragraph 17 to replace a Launch Service in the event of Total Loss, Constructive Total Loss or Partial Loss in respect of such Launch Service.

Satellite means MSV-provided MSV-1 or MSV-2 satellite(s), as applicable (all Boeing Satellite Systems-702-2000 spacecraft as further defined in the Exhibit 1 Statement of Work) and associated property to be launched on the Launch Vehicle associated with a Launch Service under this Contract with the technical requirements and characteristics set forth in Exhibit 1 and Exhibit 2. The MSV-1 and MSV-2 satellites shall be interchangeable with each other at any time up to six (6) months prior to the first day of the scheduled Launch Period for Launch Service Number 1, provided they are substantially similar and only one (1) integration effort is required.

Statement of Work or SOW means that document identified as such and attached as Exhibit 1 to this Contract.

Terminated Ignition means that, following Intentional Ignition, the first-stage engine(s) of the Launch Vehicle are shut down, purposely or accidentally, prior to physical separation from the Launch pad and the ground support equipment and without total loss or destruction of the Satellite and/or Launch Vehicle.

Termination Charge means the charge calculated in accordance with Paragraph 21.6 entitled “Termination Charge.”

Third Party means any person or entity other than Contractor, MSV, their respective Related Third Parties, the United States Government and its agencies, contractors or subcontractors, and the governments of the Russian Federation and the Republic of Kazakhstan and their agencies, contractors or subcontractors involved directly in the performance of the Proton Launch Services.

Total Failure means a Total Loss due to performance of the Launch Vehicle.

Total Loss shall have the meaning assigned to the term “Total Loss” in MSV’s Launch and In-Orbit Insurance policy in place at the time of Launch. MSV shall provide a copy of such definition to Contractor promptly after the issuance of such Launch and In-Orbit Insurance policy.

Total Price means the price for the Launch Service plus the financing fee as set forth in Paragraph 4.1.

ILS International Launch Services, Inc. Proprietary Information

ARTICLE 2

SERVICES TO BE PROVIDED

2.1 Launch Service Contractor shall furnish a Launch Service for one (1) Launch of an MSV-provided Satellite from the launch site, in accordance with the applicable Exhibits and scheduled for the Launch Period specified in Paragraph 6.1 entitled “Launch Period.”

2.2 Option for Second Launch Service MSV may exercise the Option for a Second Launch Service for an additional Launch of an MSV-provided satellite from the launch site in accordance with applicable Exhibits and scheduled for the Launch Period specified in Paragraph 6.1, at any time up until 31 December 2008 or at least (***) prior to the first day of the desired Launch Period, whichever occurs earlier. Contractor’s obligation to furnish such Launch Service within the Launch Period set forth in Paragraph 6.1 shall be subject to Contractor’s manifest availability. Contractor shall provide MSV reasonable advance notice if the MSV-desired launch window is closing so that MSV has the opportunity to exercise the Option for a Second Launch Service.

ARTICLE 3

RESERVED

ARTICLE 4

LAUNCH SERVICE PRICE

4.1	Launch Service Price

	(***)	(***)	Total Price
Launch Service Number 1	(***)	(***)	$89,000,000
Launch Service Number 2*	(***)	(***)	$93,000,000

*	If Option for Second Launch Service is elected in accordance with Paragraph 2.2 above.

4.2	Replacement Launch Service Price

	Total Price for Launch in Calendar Year 2011	Total Price for Launch in Calendar Year 2012
Replacement Launch*	(***)	(***)

*	If a Replacement Launch is elected in accordance with Article 17.
**	The 2011 price is valid for a Replacement Launch scheduled in calendar year 2011 with a Launch Period scheduled to end no later than 31 December 2011.
(***)

4.3	Reserved

ILS International Launch Services, Inc. Proprietary Information

4.4	Taxes

4.4.1 The Total Price includes all taxes, duties and other levies imposed by the United States Government and any political subdivisions thereof, and by any taxing authority in the Russian Federation or Kazakhstan Government and any political subdivision thereof, as may be required by law to be paid by the Contractor in full in the performance of this Contract, including any duties or other levies that may be imposed on any Satellite or any MSV-furnished items including but not limited to its support equipment associated with transportation and handling in Russia and Kazakhstan.

4.4.2 Any taxes, duties or levies imposed on MSV-furnished items, other than for those taxes, duties or levies associated with transportation and handling in Russia and Kazakhstan, shall be the obligation of MSV and, should such become an obligation of Contractor for any reason, MSV shall indemnify and hold harmless Contractor from such obligation and shall reimburse Contractor within thirty (30) days of receipt of Contractor’s invoice for payment of such amounts.

ARTICLE 5

PAYMENT

5.1	Timing of Payments Payment of the Total Price shall be in U.S. Dollars, subject to conditions set forth in this Article and made in accordance with the following schedule(s):

5.1.1	Launch Service Payment MSV shall make payments summing to the Total Price for each Launch Service in accordance with the following schedule(s):

Table 5.1 Launch Service Payment Schedule

Payment Number	Payment Due Date	Amount Due in US $
Initial Payment	(***)	(***)
2	(***)	(***)
3	(***)	(***)
4	(***)	(***)
5	(***)	(***)
6	(***)	(***)
7	(***)	(***)
8	(***)	(***)
9	(***)	(***)
	Total Price:	$89,000,000

*	Where “L” is defined as the first day of the scheduled Launch Period, Launch Slot or Launch Date as applicable, subject to the terms of Paragraph 5.6 below.

ILS International Launch Services, Inc. Proprietary Information

Table 5.2 Option for Second Launch Service Payment Schedule

Payment Number	Payment Due Date	Amount
Initial Payment	(***)	(***)
2	(***)	(***)
3	(***)	(***)
4	(***)	(***)
5	(***)	(***)
6	(***)	(***)
7	(***)	(***)
8	(***)	(***)

9	(***)	(***)

	Total Price:	$93,000,000

*	Where “L” is defined as the first day of the scheduled Launch Period, Launch Slot or Launch Date as applicable, subject to the terms of Paragraph 5.6 below.

Table 5.3 Replacement Launch Service Payment Schedule for a Launch Period in Calendar Year 2011

that Ends no later than 31 December 2011

Payment Number	Payment Due Date	Amount
Initial Payment	(***)	(***)
2	(***)	(***)
3	(***)	(***)
4	(***)	(***)
5	(***)	(***)
6	(***)	(***)
7	(***)	(***)
8	(***)	(***)

	Total Price:	(***)

*	Where “L” is defined as the first day of the scheduled Launch Period, Launch Slot or Launch Date as applicable, subject to the terms of Paragraph 5.6 below.

ILS International Launch Services, Inc. Proprietary Information

Table 5.4 Replacement Launch Service Payment Schedule for a Launch Period in Calendar Year 2012

That Ends No Later Than 31 December 2012

Payment Number	Payment Due Date	Amount
Initial Payment	(***)	(***)
2	(***)	(***)
3	(***)	(***)
4	(***)	(***)
5	(***)	(***)
6	(***)	(***)
7	(***)	(***)
8	(***)	(***)

	Total Price:	(***)

*	Where “L” is defined as the first day of the scheduled Launch Period, Launch Slot or Launch Date as applicable, subject to the terms of Paragraph 5.6 below. ** Price may be re-determined under Paragraph 4.2.

5.1.2	Payment Dates If a payment due date falls on a Saturday, Sunday or Legal Bank Holiday, then payment shall be due on the following Business Day. No portion of the Total Price shall be refundable in the event the Launch Service after Launch fails to perform in accordance with the Statement of Work. Any portion of the Total Price set forth in the Payment Schedule(s) above due after Launch shall be payable on the date due whether or not the Launch Service performs in accordance with the Statement of Work.

5.2	Wire Transfer Instructions All payments to Contractor will be by wire transfer to the address(es) set forth below and shall not be reduced by any wire transfer fee, bank processing fee, or other fee pertaining to the rendering of payment.

ILS International Launch Services, Inc.

Citibank, F.S.B.

8516 Leesburg Pike

Vienna, Virginia

(***)

(***)

5.3	Invoices Contractor shall submit invoices thirty (30) days in advance of the scheduled payment due dates, except for any invoice pertaining to an Initial Payment, which shall be submitted within five days of (a) the date of the Effective Date of this Contract, (b) signature of any amendment adding a Launch Service to this Contract, or (c) written exercise of any Launch Service option or Replacement Launch Service by MSV, as applicable. Payment is due thirty (30) days after receipt by MSV of the applicable invoice (except for any invoice pertaining to an Initial Payment), but in no event sooner than the scheduled payment due date. If the due date for any payment falls on a day other than a Business Day, payment is due on the following Business Day. Payments shall be deemed made when credit for the payable amount is established in Contractor’s bank account set forth in Paragraph 5.2.

5.4	Interest on Payments Due If any amount due by MSV to Contractor under this Contract shall remain unpaid after its due date, then MSV shall pay simple interest to Contractor at the rate of

ILS International Launch Services, Inc. Proprietary Information

1% per month. Interest will be computed commencing as of the day after the due date until and including the date payment is actually made.

5.5	Accelerated Payments In the event that any Launch Service is accelerated as described in Article 7 entitled “Launch Schedule Adjustments,” the remaining payments shall be accelerated on a day-for-day basis for such Launch Service. If, as a result of such acceleration, any payments should already have been made, such payments shall be immediately invoiced by Contractor and shall be paid by MSV within thirty (30) days of receipt of invoice by MSV.

5.6	Postponed Payments

5.6.1 Postponements by Contractor In the event a postponement of the Launch Period, Launch Slot or Launch Date, as applicable, for the affected Launch Service is declared by Contractor for any reason including those in Article 7 entitled “Launch Schedule Adjustments,” the Contract payments shall be suspended on a day-for-day basis for the length of the delay and then resumed with all remaining payments postponed by the amount of the delay, except for any payments due after Launch.

5.6.2 Postponements by MSV In the event a postponement of the Launch Period, Launch Slot or Launch Date, as applicable, for the affected Launch Service is declared by MSV for any reason including those in Article 7 entitled “Launch Schedule Adjustments,” the Contract payments shall remain due as if the Launch Period, Launch Slot or Launch Date, as applicable, had not been postponed.

ARTICLE 6

LAUNCH SCHEDULE

6.1	Launch Period The Launch Period(s) shall be as follows:

Table 6.1 Launch Period(s)

Launch Number	Launch Period
Launch Service Number 1	(***)

Launch Service Number 2	(***)

6.2	Reserved

6.3	Launch Slot At least six (6) months prior to the first day of the Launch Period for each Launch Service, Contractor will give notice to MSV of a proposed Launch Slot within the Launch Period, taking into account the requirements for a Launch Opportunity. The Parties will cooperate in good faith to finalize the selection of a Launch Slot and ILS shall use commercially reasonable efforts to accommodate MSV’s requested Launch Slot. However, in the event that the Parties cannot mutually agree upon a Launch Slot within thirty (30) days of Contractor’s proposal, Contractor shall make such determination taking into account the available Launch Opportunities and the requirements and interests of MSV.

6.4	Launch Date At least three (3) months prior to the first day of the Launch Slot for each Launch Service, Contractor will give notice to MSV of a proposed Launch Date within the Launch Slot,

ILS International Launch Services, Inc. Proprietary Information

taking into account the requirements for a Launch Opportunity. The Parties will cooperate in good faith to finalize the selection of a Launch Date and ILS shall use commercially reasonable efforts to accommodate MSV’s requested date. However, in the event that the Parties cannot mutually agree upon a Launch Date within fifteen (15) days of Contractor’s proposal, Contractor shall make such determination taking into account the available Launch Opportunities and the requirements and interests of MSV.

ARTICLE 7

LAUNCH SCHEDULE ADJUSTMENTS

7.1	MSV Launch Schedule Adjustments MSV may request either a postponement or advancement of the Launch Period, Launch Slot or Launch Date by giving written notice to Contractor requesting a new Launch Period, Launch Slot or Launch Date to the Contractor representative set forth in Paragraph 9.2 (“MSV Launch Schedule Adjustment”). The Parties will cooperate in good faith to select a new Launch Period, Launch Slot or Launch Date and ILS shall use commercially reasonable efforts to accommodate MSV’s requested Launch Period, Launch Slot or Launch Date. However, in the event that the Parties cannot mutually agree within sixty (60) days of MSV’s notice (or such shorter time period as Contractor may determine, in light of the proximity to the Launch), Contractor shall make such determination taking into account the available Launch Opportunities and the requirements and interests of MSV. Until the new Launch Period, Launch Slot or Launch Date is selected in accordance with this Paragraph 7.1, the then-current launch schedule shall remain in effect.

7.1.1 If the MSV Launch Schedule Adjustment results in a later Launch Period, Launch Slot or Launch Date, then the total number of calendar days of delay originally requested by MSV shall be attributed to MSV. Any delay in the Launch Period, Launch Slot or Launch Date resulting from the determination of a Launch Period, Launch Slot or Launch Date, as applicable, by Contractor in excess of the delay requested by MSV shall not be deemed to be attributed to Contractor or MSV.

7.1.2 Postponements by MSV under this Article 7 for each Launch Service shall not exceed a total of (***). In the event that a single postponement, or cumulative postponements, attributed to MSV exceed (***) (the maximum permissible postponement for any one Launch Service), that Launch Service shall, at the election of Contractor, be subject to termination by Contractor in accordance with Paragraph 21.4 of this Contract entitled “Termination by Contractor for Excessive Launch Postponements.” For any such postponements attributed to MSV that exceed (***), the price of the Launch Services for the postponed launch shall increase by (***) of the original Total Price per (***) exceeding such (***) postponement. For Launch Service Number 1 only, the Contractor will agree, if requested by MSV, to extend the maximum allowable postponements by an additional (***), providing a maximum postponement of (***). This additional postponement is subject to an increase of (***) for the initial (***) of the extension (***) and an additional (***) if MSV requests an extension beyond the (***). If the Total Price is re-determined in accordance with the three preceding sentences, the applicable Launch Service Payment Schedule in Article 5 will be revised based on the new Total Price. On the next payment due, in addition to the then current payment, MSV will include an amount equal to the increase resulting from the application of the new Total Price to the previous payments made.

7.1.3 If the immediately preceding flight of the Proton Breeze M launch vehicle has been a failure, MSV shall have the option to:

(1) Use the return to flight launch service for the MSV mission.

ILS International Launch Services, Inc. Proprietary Information

(2) Be assigned as a participating member of the Failure Review Oversight Board (FROB) for the prior failure, if requested by MSV and subject to US government approval of MSV on the TAA required for the FROB.

(3) If MSV chooses not to exercise option (1) above, then Contractor shall conduct a return to flight prior to conducting MSV’s mission. In this event, the MSV Launch shall be rescheduled to the next available Launch Opportunity. Delays to the Launch Period, Launch Slot or Launch Date as applicable shall not be attributable to either Party.

7.2 Contractor Launch Schedule Adjustments Contractor may postpone or request an advancement of the Launch Period, Launch Slot or Launch Date by giving written notice to MSV proposing a new Launch Period, Launch Slot or Launch Date to the Contractor representative set forth in Paragraph 9.2 (“Contractor Launch Schedule Adjustment”). The Parties will cooperate in good faith to select a new Launch Period, Launch Slot or Launch Date. However, in the case of a postponement, if the Parties cannot mutually agree within sixty (60) days of MSV’s receipt of Contractor’s proposal (or such shorter time period as Contractor may determine, in light of the proximity to the Launch), Contractor shall make such determination in good faith taking into account the available Launch Opportunities and the requirements and interests of MSV. Until the new Launch Period, Launch Slot or Launch Date is selected in accordance with this Paragraph 7.2, the then-current launch schedule shall remain in effect.

7.2.1 If the final Contractor Launch Schedule Adjustment results in a later Launch Period, Launch Slot or Launch Date, then the total number of calendar days of delay originally requested by Contractor shall be attributed to Contractor.

7.2.2 Postponements by Contractor under this Article 7 shall not exceed a total of (***) for each Launch Service. In the event that a single postponement, or cumulative postponements, attributed to Contractor exceed such maximum permissible postponement for any one Launch Service that Launch Service shall, at the election of MSV, be subject to termination by MSV in accordance with Paragraph 21.2 entitled “Termination by MSV for Excessive Launch Postponement.”

7.2.3	If MSV believes, based upon verifiable objective information, it is reasonably certain that Contractor will postpone the launch in excess of (***), MSV may provide ILS with written notice requesting a work-around plan and schedules verifying that the launch schedule will not be postponed beyond (***). Within thirty (30) days from the date MSV provides such notice, Contractor shall, in turn, present evidence of its ability to perform the Launch schedule within its (***) of postponement. After review of such evidence from Contractor, if the verifiable objective information supports that it is reasonably certain the schedule will be postponed in excess of (***), then MSV may terminate the Launch Service in accordance with Paragraph 21.2 of Article 21. Should Contractor disagree with MSV’s termination, the dispute regarding whether a postponement of (***) is reasonably certain shall be resolved in accordance with Article 22, Dispute Resolution. During the dispute period, any Launch Service costs and/or payments shall be frozen until such time that the dispute is resolved.

7.3 Contractor Launch Service Designation MSV, at its sole option, can designate either of MSV’s satellites for the Launch Service Number 1 and such designation shall occur no later than six (6) months prior to the first day of the scheduled Launch Period for Launch Service Number 1. The remaining satellite may be designated for Launch Service Number 2 should the Option for Second Launch Service be exercised.

7.4	Reserved

ILS International Launch Services, Inc. Proprietary Information

7.5	Reserved

7.6 Postponements Attributed to Non-Complying Party under Article 10 Should the failure of either Party to provide required data, hardware and services in accordance with Article 10, result in a delay to the launch schedule, then a postponement shall be attributed to the non-complying Party under this Article 7 upon notice by the other Party. Requirements to provide data, hardware and services, delays and the length of postponement chargeable to the non-complying Party are described in Article 10 entitled “Additional Contractor and MSV Obligations Prior to Launch.”

7.7 Obligation to Give Prompt Notice Contractor and MSV acknowledge and agree that it is in the best interests of both Parties to promote certainty in launch schedule decisions and minimize time to market for MSV’s planned satellite telecommunications network and minimize disruption to other customers of Contractor. Therefore, the Parties agree to give prompt notice of any need for schedule change under this Article 7 or any actual or potential delay that might impact the launch schedule.

ARTICLE 8

RESERVED

ARTICLE 9

COORDINATION AND COMMUNICATION BETWEEN

MSV AND CONTRACTOR

9.1 Mission Managers No later than one (1) month after the Effective Date, each Party shall identify to the other a single Mission Manager to coordinate the activities under this Contract. The task of the Mission Managers shall be to supervise and coordinate the respective responsibilities of the Parties. The Mission Managers are not authorized to direct work contrary to the requirements of this Contract or make modifications to this Contract. Each Party may replace its Mission Manager once the other Party has received notification in writing of such action. All modifications to the terms, conditions and requirements of this Contract shall be made pursuant to Article 25 entitled “Amendment.”

Contractor’s Mission Manager is:

Telephone: 571.633.XXXX
Telefax: 571.633.XXXX
E-mail: @ilslaunch.com

MSV’s Mission Manager is:

Telephone:
Telefax:
E-mail:

9.2 Notices All notices that are required or permitted to be given under this Contract shall be in writing and shall be delivered in person or sent by facsimile, certified mail (return receipt requested) or air courier service to the representative and address set forth below, or to such other representative or address specified in a notice to the other Party. Notices shall be effective upon delivery in person or upon confirmation of receipt in the case of facsimile, certified mail or air courier.

Notices to Contractor:

ILS International Launch Services, Inc.
1660 International Drive
Suite 800 McLean, Virginia 22102 U.S.A.
Attn: Carl Holub
Director of Contracts
Telephone: 571.633.7474
Telefax: 571.633.7500
E-mail: c.holub@ilslaunch.com

Notices to MSV:

Mobile Satellite Ventures LP
10280 Parkridge Blvd.
Reston, VA 20191
USA
Attn: Michael Cannice
Director, Contracts
Telephone: 703-390-2725
Telefax: 703-390-2778
E-mail: mcannice@msvlp.com

With a copy to:

Mobile Satellite Ventures LP
10280 Parkridge Blvd.
Reston, VA 20191
USA
Attn: Randy Segal
SVP and General Counsel
Telephone: 703-390-2718
Telefax: 703-390-2778
E-mail: rsegal@msvlp.com

9.3 Communications in English All documentation, notices, reports and correspondence under this Contract shall be submitted and maintained in the English language. All communication at the Launch Service site between the Parties or Related Third Parties shall be in English.

ARTICLE 10

ADDITIONAL CONTRACTOR AND CUSTOMER OBLIGATIONS

PRIOR TO LAUNCH

10.1 Obligation to Provide Information Contractor shall provide to MSV the data, hardware and services identified in the applicable Statement of Work, and MSV shall provide to Contractor the data, hardware and services identified in the applicable Statement of Work, in accordance with the schedules contained therein.

10.2 Notification of Non-Compliance The Party receiving the data, hardware or services referred to in Paragraph 10.1 shall promptly notify the other Party in accordance with Paragraph 9.2 in the event the

ILS International Launch Services, Inc. Proprietary Information

data, hardware or services are not consistent with the requirements contained in applicable Statement of Work, or not suitable for their intended purpose. The notification shall contain a statement of the discrepancy and recommend solutions. The Party receiving the notification shall provide written direction to the other Party as to how to proceed, taking into account the recommended solutions within ten (10) calendar days following receipt of notice.

10.3 Impact of Non-Compliance on Launch Schedule In the event that the data, hardware or services to be supplied by one Party to the other, in accordance with Paragraph 10.1 above, are not furnished in accordance with the required schedules set forth in applicable Statement of Work, the receiving Party shall use commercially reasonable efforts to continue its obligations under this Contract without affecting the launch schedule or incurring additional expense. If however, despite the receiving Party’s commercially reasonable efforts, such continuation is not possible and, as a result of the other Party’s failure to provide data, hardware or services as required in accordance with Paragraph 10.1 above, the launch schedule is adversely affected, then a launch schedule postponement shall be declared by the receiving Party under the appropriate provisions of Article 7 attributable to the Party failing to provide the data, hardware or services as required by applicable Statement of Work.

10.4 Notification of Launch Anomalies or Failures Contractor shall promptly provide MSV with written notification of i) any design or manufacturing or performance anomaly where the change is likely to result in a delay of the Launch or have a material effect on the launch vehicle and ii) any in-flight anomaly or failure of any of its launch vehicles occurring after the Effective Date, including any corrective actions required to prevent the reoccurrence of such anomaly or failure in future launch vehicles.

ARTICLE 11

FACTORY AND LAUNCH SITE ACCESS

Subject to appropriate export, regulatory, confidentiality, security and/or safety limitations, MSV shall have access to Contractor’s mission hardware final assembly factory to witness Contractor’s mission hardware final acceptance activities. MSV will similarly have access to the launch site, launch complex and Satellite encapsulation area to witness major MSV-related mission tests and to attend regular coordination meetings.

(***)

ARTICLE 12

LICENSES, CLEARANCES AND PERMITS

12.1 Responsibility for Licenses, Clearances and Permits Subject to 12.3, each Party shall be responsible for obtaining any licenses, clearances, permits and governmental authorizations, and for taking any actions necessary to carry out its obligations under this Contract.

12.2 Transfers of Technical Data Each Party shall be responsible for compliance with applicable United States or Russian Government regulations and licenses relating to the transfer of technical data to the other Party or to Third Parties.

12.3 Export Control Licenses (TAAs) Contractor shall be responsible for applying for and obtaining all required Technical Assistance Agreement or other export licenses required by the U.S. State Department for the transfer and exchange of technical data and defense services as required to perform this Contract, for exchanges by and among Contractor and its subcontractors, Boeing, MSV and MSV’s consultants. MSV shall cooperate and provide all reasonable and necessary assistance to Contractor for the timely processing of the TAA.

ILS International Launch Services, Inc. Proprietary Information

ARTICLE 13

GOVERNMENTAL APPROVALS, LICENSES, CLEARANCES, PERMITS AND COMPLIANCE WITH REQUIREMENTS – PROTON LAUNCH SERVICES

13.1 Parties Respective Obligations. Subject to 12.3, each Party is responsible for obtaining all governmental approvals, including any licenses, clearances or permits, from any governmental authority that has jurisdiction or authority to require such approvals, licenses, clearances or permits necessary to carry out such Party’s respective obligations in accordance with this Contract.

13.2 Mutual Assistance. The Parties shall cooperate and provide each other upon request and without cost to the other Party all reasonable and necessary assistance in obtaining and maintaining any and all governmental approvals that they may respectively be required to obtain to fulfill their obligations under this Contract.

13.3 Documentation. The Parties shall provide to each other upon request and without cost, acceptable documentation or other reasonable evidence to show that they have obtained and are maintaining in full force and effect any and all governmental approvals that they respectively are required to obtain to fulfill their obligations under this Contract.

13.4 Satellite Approvals. Unless otherwise specified herein, MSV shall obtain and maintain all governmental approvals necessary for the transfer of the Satellite and any MSV-furnished items from the Satellite’s country of origin to the Launch Site. To the extent any U.S. Government licenses are required for the export of Satellite-related technical data, MSV shall apply, or cause appropriate parties to apply, for such licenses not later than sixty (60) days after the Effective Date of this Contract for Launch Service Number 1 and within sixty (60) days of exercising its option for the Second Launch Service. To the extent any U.S. Government licenses are required for the export of the Satellite, associated test, electrical or mechanical support equipment or Satellite propellant, MSV shall apply, or cause appropriate parties to apply, for such licenses not later than twelve (12) months prior to the beginning of the Launch Period or Launch Slot, as applicable, for the applicable Launch Service.

13.5 Launch Vehicle and Launch Site Approvals. Contractor shall obtain all governmental approvals necessary for the transfer of the Launch Vehicle and any auxiliary equipment to the Launch Site and shall obtain all governmental approvals necessary for the use of the Launch Site and its facilities.

13.6 Safeguarding U.S.-Licensed Spacecraft Contractor and MSV shall abide by and require its Related Third Parties, as applicable, to abide by all United States, Russian and Kazakh Government security rules and regulations pertaining to the safeguarding of U.S.-licensed spacecraft in connection with the performance of this Contract. Such security rules and regulations include, but are not limited to, the Government to Government Technology Safeguards Agreement, dated January 25, 1999, and amendments thereto, for the safeguarding of U.S.-licensed spacecraft transported to Russia and/or Kazakhstan for launch from the Baikonur Cosmodrome, applicable licenses, technology transfer control plans and the Proton Launch Operations Security Plan at Baikonur Cosmodrome.

13.7 U.S. Export Requirements. Contractor and MSV agree that all export/import/re-export of goods, defense services and technical data made pursuant to this Contract shall be in strict compliance with all laws, rules and regulations of the United States, including the United States Department of State International Traffic in Arms Regulations (“ITAR”) and the Export Administration Regulations (“EAR”) of the United States Department of Commerce. Additionally, it is understood that Contractor and MSV are subject to the applicable laws and regulations of the Russian Federation and the Republic of Kazakhstan as applicable to this Contract.

13.7.1	MSV and Contractor hereby agree to identify and promptly notify the other Party of all of its non-U.S. citizen employees, non-U.S. citizen employees of its Related Third Parties

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and non-U.S. citizen consultants of any of them who will participate in, or receive any commodities, technical data or defense services in connection with the performance of this Contract.

13.8 Contractor Assistance for Proton Launch Services Contractor will assist MSV and its Related Third Parties, as applicable, with administrative arrangements necessary for the transportation of personnel, the Satellite and related equipment or supplies from the point of entry into the Russian Federation or Republic of Kazakhstan, as the case may be, to the Launch site. Such assistance to MSV and its Related Third Parties shall include assisting in obtaining on behalf of MSV and MSV’s Related Third Parties, as applicable, necessary consents and authorizations from the relevant governmental authorities for the entry and temporary stay in the Russian Federation or the Republic of Kazakhstan, as the case may be, of such personnel, Satellite and related equipment or supplies.

13.9 Launch Vehicle Registration. Contractor shall register the Launch Vehicle with the appropriate launching state or states as required by the 1975 Convention on Registration of Objects Launched into Outer Space.

13.10 Satellite Registration. MSV shall register the Satellite with the appropriate launching state or states as required by the 1975 Convention on Registration of Objects Launched into Outer Space.

13.11 Security. MSV shall abide by and require its employees, agents, subcontractors, and Related Third Parties to abide by all applicable United States, Russian and Kazakh Government security rules and regulations while they are on Contractor’s or its Related Third Parties’ premises in connection with this Contract.

ARTICLE 14

COMPLETION OF CONTRACTOR’S OBLIGATION

The Launch Services to be provided under this Contract shall be considered complete upon Launch and the submission of data required by the applicable Statement of Work. A Launch is deemed not to have occurred in the event of a Terminated Ignition.

ARTICLE 15

EXCLUSION OF WARRANTY, WAIVER OF LIABILITY

AND ALLOCATION OF CERTAIN RISKS – PROTON LAUNCH SERVICES

15.1 NO REPRESENTATIONS OR WARRANTIES CONTRACTOR HAS NOT MADE NOR DOES IT MAKE ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF DESIGN, OPERATION, CONDITION, QUALITY, SUITABILITY OR MERCHANTABILITY OR OF FITNESS FOR USE OR FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, WITH REGARD TO THE SUCCESS OF ANY LAUNCH OR OTHER PERFORMANCE OF ANY LAUNCH SERVICE(S) HEREUNDER. WITHOUT LIMITING OR CREATING EXCEPTIONS TO THE RECIPROCAL WAIVER OF LIABILITY SET FORTH IN ARTICLE 15 WITH RESPECT TO PROTON LAUNCH SERVICES, OR THE EXCLUSIVE REMEDIES SET FORTH IN ARTICLE 18, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR TO PERSONS CLAIMING BY OR THROUGH SUCH PARTY UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY, NEGLIGENCE OF ANY TYPE OR UNDER ANY OTHER LEGAL OR EQUITABLE THEORY FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, COSTS OF EFFECTING COVER, LOST PROFITS, LOST REVENUES OR COSTS OF RECOVERING A PAYLOAD OR THE SATELLITE, ARISING OUT OF OR RELATING TO THIS CONTRACT.

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15.2	Waiver of Liability

15.2.1 Contractor and MSV hereby agree to a reciprocal waiver of liability pursuant to which each Party agrees not to bring a claim or sue the other Party, the United States Government, the government of the Russian Federation, or the government of the Republic of Kazakhstan, or Related Third Parties of the other Party for any property loss or damage it sustains, including but not limited to, in the case of MSV, loss of or damage to the Satellite, or any other property loss or damage, personal injury or bodily injury, including death, sustained by any of its directors, officers, agents and employees, arising in any manner in connection with the performance of or activities carried out pursuant to this Contract or other activities in or around the launch site or Satellite processing area, or the operation or performance of the Launch Vehicle or the Satellite. Such waiver of liability applies to all damages of any sort or nature, including, but not limited to, any direct, indirect, special, incidental or consequential damages or other loss of revenue or business injury or loss such as costs of effecting cover, lost profits, lost revenues or costs of recovering a payload or the Satellite, from damages to the Satellite before, during or after Launch or from the failure of the Satellite to reach its planned orbit or operate properly. This waiver will not be applicable to the extent that such damages sustained by a Party are caused by willful misconduct of the other Party.

15.2.2 Claims of liability are waived and released regardless of whether loss, damage or injury arises from the acts or omissions, negligent or otherwise, of either Party or its Related Third Parties. This waiver of liability shall extend to all theories of recovery, including in contract for property loss or damage, tort, product liability and strict liability. In no event shall this waiver of liability prevent or encumber enforcement of the Parties’ contractual rights and obligations to each other as specifically provided in this Contract. This waiver will not be applicable to the extent that such damages sustained by a Party are caused by willful misconduct of the other Party.

15.2.3 Contractor and MSV shall each extend the waiver and release of claims of liability as provided in Paragraphs 15.2.1 and 15.2.2 to its Related Third Parties (other than employees, directors and officers) by requiring them to waive and release all claims of liability they may have against the other Party, its Related Third Parties, the United States Government and its contractors and subcontractors at every tier, the government of the Russian Federation and its contractors and subcontractors at every tier, the government of the Republic of Kazakhstan and its contractors and subcontractors at every tier, and to agree to be responsible for any property loss or damage, personal injury or bodily injury, including death, sustained by them arising in any manner in connection with the performance of or activities carried out pursuant to this Contract or other related activities in or around the launch site or Satellite processing area, or the operation or performance of the Launch Vehicle or the Satellite.

15.2.4 The waiver and release by each Party and its Related Third Parties of claims of liability against the other Party and the Related Third Parties of the other Party extends to the successors and assigns, whether by subrogation or otherwise, of the Party and its Related Third Parties. Each Party shall obtain a waiver of subrogation and release of any right of recovery against the other Party and its Related Third Parties from any insurer providing coverage for the risks of loss for which the Party hereby waives claims of liability against the other Party and its Related Third Parties.

15.2.5 In the event of any inconsistency between the provisions of this Paragraph 15.2 and any other provisions of this Contract, the provisions of this Paragraph 15.2 shall take precedence.

15.3	Indemnification—Property Loss and Damage and Bodily Injury

15.3.1 To the extent that claims of liability by Related Third Parties are not covered by an insurance policy of either Contractor or MSV, Contractor and MSV each agree to defend, hold harmless and indemnify the other Party and its Related Third Parties, for any liabilities, costs and expenses (including attorneys’ fees, costs and expenses), arising as a result of claims brought by

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Related Third Parties of the indemnifying Party, for property loss or damage, personal injury or bodily injury, including death, sustained by such Related Third Parties, arising in any manner in connection with the activities carried out pursuant to this Contract, other activities in and around the launch site or the Satellite processing area, or the operation or performance of the Launch Vehicle or the Satellite. Such indemnification applies to any claim for direct, indirect, special, incidental or consequential damages or other loss of revenue or business injury or loss, including but not limited to costs of effecting cover, lost profits or lost revenues, resulting from any loss of or damage to the Satellite before, during, or after Launch or from the failure of the Satellite to reach its planned orbit or operate properly.

15.3.2 To the extent that claims of liability by Third Parties are not covered by the third party liability insurance referred to in Paragraph 16.1 entitled “Third Party Liability Insurance,” or an insurance policy of either Contractor or MSV, Contractor will defend, hold harmless and indemnify MSV and its Related Third Parties for any and all claims of Third Parties, for property loss or damage, personal injury or bodily injury, including death, arising in any manner from the operation or performance of the Launch Vehicle, excluding any claim for indirect, special, incidental or consequential damages.

15.3.3 To the extent that claims of liability by Third Parties are not covered by the third party liability insurance referred to in Paragraph 16.1 entitled “Third Party Liability Insurance,” or an insurance policy of either Contractor or MSV, MSV will defend, hold harmless and indemnify Contractor and its Related Third Parties for any and all claims of Third Parties, for property loss or damage, personal injury or bodily injury, including death, arising in any manner from the processing, testing, operation or performance of the Satellite or from any claim for indirect, special, incidental or consequential damages or other loss of revenue or business injury or loss including, but not limited to costs of effecting cover, lost profits or lost revenues resulting from any loss of or damage to the Satellite before, during or after Launch or from the failure of the Satellite to reach its planned orbit or operate properly.

15.3.4 Notwithstanding Paragraphs 15.3.2 and 15.3.3 above, Contractor shall not be obligated to defend, hold harmless or indemnify MSV for any claim brought by a Third Party against MSV resulting from any damage to or loss of the Satellite, whether sustained before or after Launch and whether due to the operation, performance, non-performance or failure of the Launch Vehicle or due to any other causes. MSV shall defend, hold harmless and indemnify Contractor for any claims brought by Third Parties against Contractor for damage to or loss of the Satellite, whether sustained before or after Launch or whether due to the operation, performance, non-performance or failure of the Launch Vehicle or due to other causes, with the exception to cases brought upon by willful misconduct on the part of the Contractor.

15.3.5 The indemnification for property loss or damage, personal injury or bodily injury, including death, provided by this Paragraph 15.3, shall be available regardless of whether such loss, damage or injury arises from the acts or omissions, whether negligent or otherwise, of the Party entitled to indemnification, or its Related Third Party, as the case may be.

15.3.6 The right of either Party or Related Third Parties to indemnification under this Article is not subject to subrogation or assignment and either Party’s obligation set forth herein to indemnify the other Party or Related Third Parties extends only to that Party or those Related Third Parties and not to others who may claim through them by subrogation, assignment or otherwise.

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15.4	Indemnification—Intellectual Property Infringement

15.4.1 Contractor shall defend, hold harmless and indemnify MSV, and its Related Third Parties for any and all claims resulting from the infringement, or claims of infringement, of the patent rights or any other intellectual property rights of a Third Party, that may arise from the design, manufacture or operation of the Launch Vehicle or Contractor’s provision of Launch Services.

15.4.2 MSV shall defend, hold harmless and indemnify Contractor and its Related Third Parties for any and all claims resulting from the infringement, or claims of infringement, of the patent rights or any other intellectual property rights of a Third Party, that may arise from the design, manufacture, or operation of MSV’s Satellite or a claim alleging that the Contractor aided or enabled infringement in the design, manufacture, or operation of MSV’s Satellite by the furnishing of Launch Services.

15.5 Rights and Obligations The rights and obligations specified in Paragraphs 15.3 and 15.4 shall be subject to the following conditions:

15.5.1 The Party seeking indemnification shall promptly advise the other Party in writing of the filing of any suit, or of any written or oral claim alleging an infringement of any Related Third Party’s or any Third Party’s rights, upon receipt thereof; and shall provide the Party required to indemnify, at such Party’s request and expense, with copies of all relevant documentation.

15.5.2 The Party seeking indemnification shall not make any admission nor shall it reach a compromise or settlement without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed.

15.5.3 The Party required to indemnify, defend and hold the other harmless shall assist in and shall have the right to assume, when not contrary to the governing rules of procedure, the defense of any claim or suit or settlement thereof, and shall pay all reasonable litigation and administrative costs and expenses, including attorney’s fees, incurred in connection with the defense of any such suit, shall satisfy any judgments rendered by a court of competent jurisdiction in such suits, and shall make all settlement payments.

15.5.4 The Party seeking indemnification may participate in any defense at its own expense, using counsel reasonably acceptable to the Party required to indemnify, provided that there is no conflict of interest and that such participation does not otherwise adversely affect the conduct of the proceedings.

15.6	Reserved

15.7 Survival of Obligations All indemnities, obligations, liabilities and payments provided for in this Article 15 shall survive, and remain in full force and effect, after the expiration or other termination of this Contract and, subject to the limitations set forth in this Article 15, notwithstanding any other provision of this Contract to the contrary.

15.8 Authority to Destroy Launch Vehicle The range safety officer or equivalent is hereby authorized to destroy, without liability or indemnity to MSV or MSV’s Related Third Parties, the Launch Vehicle and the Satellite in the event that such action is determined in such range safety officer’s or equivalent’s sole discretion to be necessary to avoid damage to persons or property. Any operation of the Launch Vehicle automatic destruct system which causes the destruction of the Launch Vehicle or Satellite shall also be without liability to MSV or MSV’s Related Third Parties.

15.9 Limitation of Liability Except for the obligation to indemnify provided in Paragraph 15.3.1 and 15.3.2 with respect to Proton Launch Services, Contractor’s cumulative liability to MSV for any and all claims that have not been waived or released pursuant to the terms of Article 15 with respect to Proton Launch

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Services and any claim to which the remedies are not limited pursuant to the terms of Article 18 entitled “Remedies and Limitations on Remedies”, arising out of or relating to this Contract, including, without limitation, any claim for termination (other than termination pursuant to Paragraph 21.2, in which case the maximum liability shall be the reimbursement amounts set forth therein), shall not, under any circumstances, exceed the amount of the Total Price paid by MSV for the particular Proton Launch Service(s) relating to such claim as of the date of such claim. This limitation does not apply to claims based on fraud, willful misrepresentation, or willful misconduct.

ARTICLE 16

INSURANCE – PROTON LAUNCH SERVICES

16.1 Third Party Liability Insurance Contractor shall procure and maintain in effect insurance for third party liability to provide for the payment of claims resulting from property loss or damage or bodily injury, including death, sustained by Third Parties caused by an occurrence resulting from Insured Launch Activities. The insurance shall have a limit of US$300,000,000 per occurrence and in the aggregate and shall be subject to standard industry exclusions and/or limitations, including, but not limited to, exclusions and/or limitations with regard to terrorism. Coverage for damage, loss or injury sustained by Third Parties arising in any manner in connection with Insured Launch Activities shall attach upon arrival of the Satellite at the launch site and will terminate upon the earlier to occur of the return of all parts of the Launch Vehicle to Earth or twelve (12) months following the date of Launch, unless the Satellite is removed from the Satellite processing area or the launch site other than by Launch, in which case, coverage shall extend only until such removal. Such insurance shall not cover loss of or damage to the Satellite even if such claim is brought by any Third Party or Related Third Parties.

16.2 Property Insurance Contractor shall provide such insurance as may be required by applicable law or governmental authority within Russia and/or Kazakhstan having jurisdiction over the launch site.

16.3 Miscellaneous Requirements The third party liability insurance shall name as named insured Contractor and shall name as additional insureds MSV and the respective Related Third Parties identified by each Party and such other persons as Contractor may determine. The Contractor shall provide to MSV a copy of the policy for each insurer, inter alia, indicating MSV is an additional insured, the limit of liability, period of coverage, basis of coverage, and any exclusions. Such insurance shall provide that the insurers shall waive all rights of subrogation that may arise by contract or at law against the named insured or any additional insured.

ARTICLE 17

REPLACEMENT LAUNCH SERVICE(S)

17.1	Replacement Launch Service MSV may request a replacement launch in the event of a Total Loss, Constructive Total Loss or Partial Loss.

17.2	Notice of Request The request for a Replacement Launch must be in writing and received by Contractor no later than ninety (90) days after the determination of a Total Loss, Constructive Total Loss or Partial Loss. The request shall indicate the Launch Period designated for the Replacement Launch, provided however in no event will the requested Launch Period end later than 31 December 2012 and begin no sooner than (***) after request for Replacement Launch is received by Contractor.

17.3	Existence of Launch Opportunity Contractor shall inform MSV, after receipt of the request, if a Launch Period exists as requested. If a Launch Period does not exist as requested, the Parties will negotiate in good faith a mutually acceptable Launch Period.

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17.4	Agreement on Replacement Launch Any agreement reached by the Parties on a Replacement Launch shall be in writing. The Replacement Launch shall be provided in accordance with the terms and conditions of this Contract. A Replacement Launch is not available for the Replacement Launch provided in this Article 17.

17.5	Similar Configuration and Mission Requirements of Satellite The configuration and mission requirements of the Satellite selected by MSV for the Replacement Launch shall be sufficiently similar to avoid any need for mission analysis or for Launch Vehicle or interface changes.

17.6	Price of Replacement Launch MSV shall pay Contractor the Price as determined in Paragraph 4.2 for a Replacement Launch that is scheduled to occur in calendar year 2011 or 2012 where the Launch Vehicle was declared a Total Loss, Constructive Total Loss or Partial Loss.
17.7	Payment Plan of Replacement Launch MSV shall make payment for the Replacement Launch in accordance with the payment schedule set forth in Article 5, Table 5.3 or 5.4, as applicable. The initial payment shall include all past due sums.

17.8	Remedies The remedies set forth in this Article 17 shall constitute the sole and exclusive remedies of a Party for Total Failure, Constructive Total Failure, or Partial Failure except in the event of acts by the other Party of fraud, willful misrepresentations, or willful misconduct on the part of Contractor.

ARTICLE 18

REMEDIES AND LIMITATIONS ON REMEDIES

This provision is intended to highlight notice to the Parties of certain specified exclusive rights and remedies of the Parties as stated elsewhere in the Contract, but shall not be construed as an all-inclusive list thereof.

18.1 Postponement of Launch Period, Launch Slot or Date The exclusive rights and remedies of a Party with respect to postponement of a Launch Period, Launch Slot or Launch Date attributed to the other Party shall be as provided in Paragraphs 21.2 entitled “Termination by MSV for Excessive Launch Postponements”, 21.4, entitled, “Termination by Contractor for Excessive Launch Postponements”, and 21.6 entitled “Termination Charge”.

18.2 Failure to Provide Data The exclusive remedy for failure by either Party to provide the data, hardware or services it is required to provide pursuant to Paragraph 10.3 shall be the Launch Schedule postponement contemplated in Paragraph 10.3.

18.3 Reserved

18.4 Claims by Third Parties The exclusive rights and remedy of MSV for claims by Third Parties for property loss or damage, personal injury or bodily injury, including death, arising in any manner from the operation or performance of the Launch Vehicle, to the extent such claims are not eligible for payment as provided in Paragraph 15.3.2, shall be the indemnification by Contractor as provided in Paragraph 15.3.2.

18.5 Intellectual Property Infringement The exclusive rights and remedy of the Parties for claims resulting from the infringement of patent rights or any other intellectual property rights of a Third Party shall be the indemnification as provided in Paragraph 15.5.

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18.6 Termination for Convenience The exclusive rights and remedy of MSV to terminate this Contract for convenience are described in Paragraph 21.1 entitled “Termination by MSV for Convenience.”

18.7 Non-Payment The exclusive rights and remedy of Contractor to terminate this Contract in the event of nonpayment or delay in payment are described in Paragraph 21.3, entitled “Termination by Contractor for Nonpayment.”

ARTICLE 19

NOTICE AND COOPERATION ON LAUNCH AND IN-ORBIT INSURANCE MATTERS

Contractor shall provide customary and normal support to assist MSV in obtaining Launch and In-Orbit Insurance, including (i) supporting MSV with all presentations (oral, written or otherwise), including attendance and participation in such presentations where requested by MSV, (ii) providing on a timely basis all reasonable and appropriate technical information, data and documentation, and (iii) providing documentation and answers to insurer inquiries. In addition, Contractor shall provide any other certifications, confirmations or other information with respect to the Launch Vehicle as reasonably required by MSV’s Launch and In-Orbit Insurance insurers and shall take any other action reasonably requested by MSV or any such insurers that is necessary or advisable in order for MSV to obtain and maintain Launch and In-Orbit Insurance on reasonable and customary terms.

Contractor shall cooperate with and provide reasonable support to MSV (***) for insurance recovery and as to any legal proceeding associated with any claim for insurance recovery. Such support shall include (i) using its reasonable commercial efforts to secure access for the insurers to all information used in or resulting from any investigation or review of the cause or effects of such occurrence, (ii) making available for inspection and (***) information reasonably available to Contractor that is necessary to establish the basis of a claim, and (iii) supporting MSV in establishing (***) any Total Loss, Constructive Loss, or Partial Loss (***) as is reasonable and customary in ILS’s experience in dealing with other customers and the insurance industry.

The cooperation and support provided for in this Article 19 is included within the Launch Service Price of this Contract.

ARTICLE 20

RESERVED

ARTICLE 21

TERMINATION

21.1 Termination by MSV for Convenience MSV may terminate any Launch Service under this Contract for any reason at its convenience following written notice to Contractor given at least thirty (30) days prior to the Launch Date. If MSV terminates a Launch Service under this Paragraph 21.1, Contractor shall be entitled to a Termination Charge set forth in Paragraph 21.6. Within thirty (30) days of the date of the termination, Contractor will refund to MSV the balance of all payments made for the Launch Service terminated, that have been paid in excess of the Termination Charge.

21.2 Termination by MSV for Excessive Launch Postponements MSV may terminate a Launch Service under this Contract if: Contractor has actually postponed, or provided notice of postponement of such Launch Service under Article 7 or a postponement has been attributed to Contractor under Paragraph 10.3 for longer than the aggregate period of permissible postponements under said Article. If MSV does not provide a notice of termination to Contractor within sixty (60) days of postponement or notice of postponement by Contractor, then MSV waives its right to terminate the postponed Launch

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Service under this Paragraph 21.2 unless Contractor further postpones the Launch Service under Article 7. If MSV terminates a Launch Service in accordance with this Paragraph 21.2, Contractor shall reimburse MSV for all payments made to Contractor for the terminated Launch Service.

21.3 Termination by Contractor for Non-Payment Contractor may terminate a Launch Service under this Contract if MSV fails to make any payment to Contractor relating to such Launch Service on the due date as required by this Contract, provided MSV fails to remedy such non-payment within thirty (30) days of notice from Contractor describing such non-payment and Contractor’s intent to terminate for same. In no event shall the effective date of termination by Contractor pursuant to this Paragraph 21.3 be earlier than sixty (60) days after the due date of any payment not made. If Contractor terminates a Launch Service in accordance with this Paragraph 21.3, Contractor shall be entitled to retain the Termination Charge set forth in Paragraph 21.6.

21.4 Termination by Contractor for Excessive Launch Postponements Contractor may terminate a Launch Service under this Contract if Customer has actually postponed, given notice of postponement of such Launch Service under Article 7 entitled “Launch Schedule Adjustments” or a postponement has been attributed to Customer under Paragraph 10.3 for more than the permissible postponements under Article 7. If Contractor does not provide a notice of termination to Customer within sixty (60) days of such postponement or notice of postponement by Customer, Contractor waives its right to terminate the postponed Launch Service under this Paragraph 21.4 unless Customer further postpones the Launch Service under Article 7. If Contractor terminates a Launch Service in accordance with this Paragraph 21.4, Contractor shall be entitled to the Termination Charge set forth in Paragraph 21.6.

21.5 Termination Date The termination date of any Launch Service terminated under this Article 21 shall be effective as of the date of receipt of the notice of termination provided to the Party being terminated in accordance with Paragraph 9.2.

21.6 Termination Charge If a Launch Service is terminated in accordance with the provisions of Paragraphs 21.1 or 21.3 or 21.4, Contractor may retain as a Termination Charge the following amount(s),.

Table 21.6.1—Launch Service Termination Charge Schedule

Termination Date	Amount as a Percentage of the Applicable Total Price
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)

If the effective termination date falls between the Termination Dates, the Termination Charge attributable to such partial period shall be prorated through the effective termination date. MSV will pay to Contractor any unpaid portion of the Termination Charge within thirty (30) days of receiving Contractor’s invoice. Contractor shall refund to MSV any amount paid, without interest, under this Contract for the terminated Launch Service(s) in excess of the Termination Charge within thirty (30) days of the effective termination date for such Launch Service(s).

21.7 Effect of Termination If either Party terminates a Launch Service or this Contract under this Article 21, both Parties’ obligations under this Contract with respect to such Launch Service(s) shall be discharged as of the Launch Service(s) effective termination date except that MSV’s obligation to pay the Termination Charge described in Paragraph 21.6 and any fees or charges due to Contractor in

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accordance with Paragraphs 5.4, or payments due MSV in accordance with Paragraph 21.1 shall survive the termination of the Launch Service(s) and this Contract. If less than all Launch Service(s) to be furnished under this Contract are terminated pursuant to this Article 21, the provisions of this Article shall apply to the terminated Launch Service(s) only, and the Parties shall continue to perform their obligations with respect to any Launch Service(s) not terminated under this Article. If all remaining Launch Service(s) to be furnished under this Contract are terminated pursuant to this Article 21, the entire Contract shall be deemed to have been terminated as of the effective termination date of the last terminated Launch Service(s).

ARTICLE 22

DISPUTE RESOLUTION

22.1 Dispute Resolution Any dispute arising under or relating to this Contract or the breach thereof, including any dispute concerning the validity, scope or enforceability of this provision, that is not promptly resolved directly by the Parties shall be resolved through negotiation, mediation, or court proceedings as set forth in this Article 22.

22.2 Negotiation Any dispute arising hereunder that is not promptly resolved by the individuals identified in Article 9 shall be referred to the senior management of Contractor and MSV designated by the Parties. If such senior management cannot satisfactorily resolve the dispute in a timely fashion, as determined by either Party, the Parties shall seek resolution of the matter through mediation, or court proceedings as provided below.

22.3 Mediation Any dispute arising hereunder that is not promptly resolved through the negotiation procedure described in Paragraph 22.2 shall be referred to mediation. Mediation shall be an informal, non-binding dispute resolution process mutually agreed by the Parties or by a mutually acceptable alternative dispute resolution organization. If such mediation does not satisfactorily resolve the dispute within ninety (90) days of referral of the dispute to the senior management of the Parties, either party may institute court proceedings as set forth in Paragraph 22.4 below.

22.4 Court Proceedings Any dispute that is not resolved otherwise by the Parties through negotiation or mediation as provided in this Article 22 may be submitted for resolution to a court of competent jurisdiction in accordance with Article 27. The use or attempted use of any alternative dispute resolution procedures, such as negotiation or mediation shall not be construed under the doctrines of laches, waiver or estoppel to affect adversely the rights of either Party. With respect to any court proceedings, any information deemed by either Party to be of a commercially sensitive nature shall be entitled to the protection afforded by protective orders issued by a court of competent jurisdiction.

22.5 Language Negotiations, mediation sessions or court proceedings in connection with this Contract shall be conducted in the English language, provided that at the request and expense of the requesting Party, documents and testimony shall be translated into any language specified by the requesting Party.

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ARTICLE 23

CONFIDENTIALITY

23.1	Contract Provisions

23.1.1 Each Party shall ensure that its employees do not disclose the terms or conditions of this Contract, except as may be required to perform this Contract, to acquire insurance or the benefit thereof for the Launch Services, Satellite(s) or Launch vehicles provided hereunder, in support of arbitration or legal proceedings relating hereto, as required by their respective governments, or in the normal course of reporting to its parent company.

23.1.2 No publicity or information regarding this Contract will be given or released without the prior written consent of the other Party. Consent to release of information by either Party shall not be unreasonably delayed or withheld. However, once the Agreement is announced, general disclosure of its existence does not require consent from the other Party.

23.2 Proprietary Information. It is recognized that MSV and Contractor each will have developed business, financial, and technical information including but not limited to information relating to the mating and launching of the Launch Vehicle and the Satellite(s) that will be exchanged between the Parties. To the extent that such data is considered “Proprietary Information” by either Party, such disclosures shall be handled in accordance with this Article 23.

23.2.1 “Proprietary Information” (i) shall be that information, data or material in written form that is conspicuously marked “Proprietary,” and that is delivered by Contractor or by MSV, as the case may be, to the representative(s) and Related Third Parties of the other Party and (ii) shall include all copies in whole or in part made of such information, data or material or derivative uses thereof. Oral disclosure, if identified as “Proprietary Information” prior to disclosure, will be treated as proprietary under this Article provided that the oral information is reduced to writing and a copy marked as “Proprietary” is sent to the recipient within thirty (30) days of such disclosure.

23.2.2 Each Party agrees not to use the other Party’s Proprietary Information for any purpose other than for the performance of this Contract. Any other use or disclosure of such Proprietary Information shall be made only upon prior written consent of the other Party.

23.2.3 Each Party agrees to restrict disclosures of the Proprietary Information of the other Party to only those having a need to know in the performance of this Contract and to have all such Proprietary Information protected with reasonable care such as that care normally used to protect its own Proprietary Information within its own organization. If such care is used, the recipient shall not be liable for the unauthorized disclosure of Proprietary Information.

23.2.4 The aforementioned restrictions on use and disclosure of Proprietary Information will not apply:

23.2.4.1	If either Party can show that the Proprietary Information received from the other is or has become generally available through the public domain without fault of such Party;

23.2.4.2	If the Proprietary Information is in a written record in one Party’s files prior to its receipt from the other Party and is not otherwise restricted as to its use or disclosure;

23.2.4.3	If either Party at any time lawfully obtains the Proprietary Information in writing from a Third Party under circumstances permitting its disclosure;

23.2.4.4	If the Proprietary Information is disclosed with the prior written consent of the other Party, provided such disclosure complies in all respects with the

ILS International Launch Services, Inc. Proprietary Information

terms of the written consent; such written consent shall not be unreasonably withheld to finance MSV’s business;

23.2.4.5	If the Proprietary Information disclosure is required by governmental body, or court of law, each Party will provide the other such advance notice, unless providing such notice is prohibited by the government body or court of law, and will cooperate to the extent reasonable and practical (consistent with the disclosing Party’s legal obligations) to request confidential treatment with the governmental body or court of law to the extent reasonably available, consistent with the disclosing Party’s legal obligations.

23.2.4.6	When the Proprietary Information is disclosed more than six (6) years after the date of receipt of the information.

23.2.5 Upon termination or expiration of this Contract, the Parties, within a reasonable period of time, will return all Proprietary Information received from the other Party under the terms of this Contract or certify that all the Proprietary Information has been destroyed.

23.2.6 It is understood that neither Party assumes any liability to the other for damages arising from the other Parties use of or reliance upon any Proprietary Information disclosed pursuant to this Article except as provided elsewhere herein.

ARTICLE 24

INTELLECTUAL PROPERTY

Neither Party will acquire, as a result of the services to be provided under this Contract, any rights to the inventions, patents, copyrights, trademarks or other technical property or any rights to the proprietary information of the other Party or the Related Third Parties of the other Party.

ARTICLE 25

RIGHT OF OWNERSHIP AND CUSTODY

25.1 MSV hereby acknowledges and agrees that at no time shall it obtain title to or ownership of or any other legal or equitable right or interest in any part of the Launch Vehicle or in any other tangible or intangible property or hardware of Contractor or its Related Third Parties, including, without limitation, any patent or data rights used or furnished in providing Launch Services under this Contract. Such property shall be considered the sole and exclusive property of Contractor.

25.2 Contractor hereby acknowledges and agrees that at no time shall it obtain title to or ownership of or any other legal or equitable right or interest in any part of the Satellite or in any other tangible or intangible property or hardware of Contractor or its Related Third Parties, including, without limitation, any patent or data rights with respect to the Satellite. Such property shall be considered the sole and exclusive property of MSV.

ARTICLE 26

AMENDMENT

Any amendment, modification or change to this Contract, including but not limited to launch requirements, changes in quantity or schedule adjustments, may only be made in writing by authorized representatives of MSV and Contractor.

ILS International Launch Services, Inc. Proprietary Information

ARTICLE 27

GOVERNING LAW

27.1 This Contract and any matter arising under the Contract, regardless if such matter is addressed in the Contract, shall be governed by and construed in accordance with the laws of the State of New York, United States of America, exclusive of that jurisdiction’s conflict of law rules. The provisions of the United Nations Convention for the International Sale of Goods shall not be applicable to this Contract.

27.2 Any legal action or proceeding with respect to this Contract may be brought in the United States District Court for the Southern District of New York, and by execution and delivery of this Contract the Parties irrevocably consent to the jurisdiction of such courts. Each Party irrevocably waives any objection, including any objection to the laying of venue based on the grounds of forum non conveniens, that it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Contract.

27.3 WAIVER OF JURY TRIAL. THE PARTIES WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS CONTRACT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY EITHER PARTY AGAINST THE OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE.

27.4 MSV is subject to civil and commercial law with respect to its obligations hereunder, and the execution, delivery and performance of this Contract by MSV constitute private and commercial acts rather than public or governmental acts. Neither MSV nor any of its property has any immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under applicable law.

ARTICLE 28

WAIVER OF BREACH

The failure of either Party, at any time, to require performance of the other Party of any provision of this Contract shall not waive the requirement for such performance at any time thereafter.

ARTICLE 29

ASSIGNMENT

This Contract shall not be transferred, assigned in full or in part, as security or otherwise, or delegated to any other individual, firm, institution, organization or government agency by either Party without the prior written consent of the other Party. Consent to assignment or delegation by either Party shall not be unreasonably delayed or withheld. Any attempted assignment or delegation, without such consent, shall be void and without effect. Any permitted assignment or delegation shall not act to release a Party from its obligations under this Contract unless the consent to assignment or delegation from the other Party specifically provides for such release. Notwithstanding the foregoing and subject to all applicable laws and regulations including United States Export laws, regulations and licenses, including restrictions relating to dealing with prohibited country entities under the International Traffic in Arms (“ITAR”) Section 126, either Party may assign or transfer this Contract and all of its rights and obligations hereunder to: (1) a U.S. parent, wholly owned subsidiary or affiliate, or (2) to any person, firm, corporation or legal entity which at any time, whether by merger, acquisition, amalgamation, purchase or otherwise shall acquire all or substantially all of the assets of the assigning Party provided that: (i) the Assignee shall assume all obligations under this Contract and shall be able to confirm it has a financial profile the same as, or better than, the Party so Assigning; and (ii) where the Assignee is a direct competitor of the remaining contracting Party the requirements as to Consent to Assignment set out in the first two sentences of this Article 29 shall apply.

ILS International Launch Services, Inc. Proprietary Information

ARTICLE 30

ORDER OF PRECEDENCE

In the event of any conflict among the various portions of this Contract, the following order of precedence shall prevail:

1.	Articles 1 through 34

2.	Exhibit 2 –	Proton Interface Control Document for the MSV Launch Services Program (when signed by the Parties)

3.	Exhibit 1 –	Proton Launch Services Statement of Work for the MSV Launch Services Program, dated 24 April 2007, Document No. ILSB-0612-1364,

4.	All other Exhibits to this Contract.

ARTICLE 31

ENTIRE AGREEMENT

This Contract, including the Exhibits hereto, constitutes the entire agreement and understanding between the Parties. No other promises or representations, either verbal or written, with the exception of duly executed subsequent written modifications to the Contract shall have any force or effect in regard to the contractual obligations of the Parties herein.

ARTICLE 32

SEVERABILITY

The invalidity, unenforceability or illegality of any provision hereto shall not affect the validity or enforceability of the other provisions of this Contract, which provisions shall remain in full force and effect.

ARTICLE 33

TITLES AND HEADINGS

Titles and headings to Articles, paragraphs and tables in this Contract are provided for convenience of reference only and shall not affect the meaning or interpretation of this Contract.

ARTICLE 34

SURVIVAL

Notwithstanding any other provision to the contrary, and in addition to any other provision in this Contract stated to survive the termination or expiration of this Contract, the provisions contained in Paragraphs 4.4, 12.2, 13.7, Article 22, Article 23, and Article 27 shall survive the termination or expiration of this Contract.

ILS International Launch Services, Inc. Proprietary Information

IN WITNESS WHEREOF, the Parties hereto have executed this Contract as of the day and year first above written:

For MSV		For Contractor

Mobile Satellite Ventures LP		ILS INTERNATIONAL LAUNCH SERVICES, INC.
By its General Partner, Mobile Satellite
Ventures GP Inc.

By:	/s/ Alexander H. Good	By:	/s/ Wendy Mihalic
Name:	Alexander H. Good	Name:	Wendy Mihalic
Title:	President and CEO	Title:	Vice President, Marketing and sales

Date:	5/11/2007	Date:	5/11/2007